UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2022

Enphys Acquisition Corp.
(Exact name of registrant as specified in charter)

Cayman Islands	001-40879	87-2010879
(State or other jurisdiction of incorporation)	Commission File number	(I.R.S. Employer Identification Number)

216 East 45th Street 13th Floor New York, New York	10017
(Address of principal executive offices)	(Zip Code)

(347) 467-0441
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A ordinary shares and one-half of one redeemable warrant	NFYS.U	New York Stock Exchange

Class A ordinary shares, par value $0.0001 per share	NFYS	New York Stock Exchange

Redeemable warrants, each whole warrant exercisable for one share of Class A ordinary shares at an exercise price of $11.50	NFYS.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 18, 2022, Enphys Acquisition Corp. (the “Company”) received a notice from the New York Stock Exchange (the “NYSE”) indicating that the Company is not in compliance with Section 802.01E of the NYSE Listed Company Manual as a result of its failure to timely file its Annual Report on Form 10-K for the year ended December 31, 2021 (the “Form 10-K”) with the Securities and Exchange Commission (the “SEC”).

The NYSE informed the Company that, under NYSE rules, the Company will have six months from April 18, 2022 to file the Form 10-K with the SEC. The Company can regain compliance with the NYSE listing standards at any time prior to that date by filing its Form 10-K. If the Company fails to file the Form 10-K before the NYSE’s compliance deadline, the NYSE may grant, at its sole discretion, an extension of up to six additional months for the Company to regain compliance, depending on the specific circumstances. The notice from the NYSE also notes that the NYSE may nevertheless commence delisting proceedings at any time if it deems that the circumstances warrant.

Reference is made to the Notification of Late Filing on Form 12b-25 filed by the Company with the Commission on April 1, 2022 (the “Form 12b-25”) reporting that it required additional time to complete the Form 10-K. Although the Company has dedicated significant resources to the completion of finalizing its audited consolidated financial statements and related disclosures for inclusion in the Form 10-K, the Company is unable to file the Form 10-K prior to April 15, 2022, the extension period provided by the Form 12b-25. Additional time is needed by the Company to complete its review of the financial statements included in the Form 10-K in order to ensure a complete, accurate Annual Report. The delay is due primarily to additional information needed in relation to the Company's financial statements to complete the audit. The Company is working diligently to ensure accurate disclosures are made in the Form 10-K and expects to file the Form 10-K on or about April 27, 2022, or soon thereafter.

On April 22, 2022, the Company issued a press release regarding receipt of the notice from the NYSE. The press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

99.1	Press Release, dated April 22, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enphys Acquisition Corp.

Date: April 22, 2022	By:	/s/ Jorge de Pablo
	Name:	Jorge de Pablo
	Title:	Chief Executive Officer